[DRESSER INDUSTRIES, INC. LETTERHEAD]


                                       January 29, 1997



   Mr. John Gavin
   10263 Century Woods Drive
   Los Angeles, CA  90067

   Dear Jack:

   The purpose of this letter is to seek your written approval to extend the term of the Agreement under which you agreed to serve on the Dresser Industries de Mexico Advisory Board. If you agree, the term of the Agreement shall be extended to January 31, 1998. All other provisions of the Agreement shall remain in full force and effect.

   Please indicate your agreement by signing in the space provided below and returning to me the copy of this letter provided for that purpose.

                                       Sincerely,

                                       DRESSER INDUSTRIES, INC.


                                       By:   /S/  DONALD C. VAUGHN

                                             Donald C. Vaughn

                                       Date: 01/29/97

   ACCEPTED:

   /S/  JOHN GAVIN

   John Gavin




   Date:  2/6/97